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                                  EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

The undersigned Chief Financial Officer of Prudential Bancorp, Inc. of Pennsylvania (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the quarter ended March 31, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





                                    /S/
                                    -------------------------------------------
                                    NAME: JOSEPH R. CORRATO
                                    TITLE: EXECUTIVE VICE PRESIDENT AND
                                              CHIEF FINANCIAL OFFICER



DATE:  MAY 16, 2005



A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Prudential Bancorp, Inc. of Pennsylvania and will be retained by Prudential Bancorp, Inc. of Pennsylvania and furnished to the Securities and Exchange Commission or its staff upon request.



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